Schedule of financial liabilities (Details) (Parenthetical) - AUD ($)		12 Months Ended
		Jun. 30, 2025	Jun. 30, 2024
Schedule Of Financial Liabilities
Unsecured convertible notes	[1]	$ 249,100	$ 271,600
Convertible notes payable		130,000
Short-term loan outstanding	[2]	$ 178,180
Short-term loan maturity		28 February 2026

[1]	The Company has on issue unsecured convertible notes totaling $249,100, including accrued interest. These notes have matured, have a fixed repayment amount and are not accruing further interest. These notes automatically convert to equity upon an ASX listing, however, due to the Company being listed on Nasdaq the Company is unlikely to pursue an ASX listing, in which case the notes can only be redeemed in cash at their face value plus interest. All convertible notes are due and payable as at reporting date. We are unlikely to repay an aggregate of $130,000 due to a noteholder that is no longer in existence and that has since been deregistered as a corporation in Australia, and may need to allow for the statute of limitations to expire before making any corresponding adjustment in our financial accounts.
[2]	As at 30 June 2025, the Group had a short-term loan outstanding of A$178,180 (2024: nil), which relates to the financing of annual insurance premiums. The loan was entered into to fund the Group’s insurance obligations and is repayable in monthly instalments over the term of the agreement. The facility is unsecured, bears a fixed interest rate, and matures on 28 February 2026. The Group intends to repay the loan from operating cash flows as they become due.